                            GLOBALOPTIONS GROUP, INC.

                             2006 STOCK OPTION PLAN

1. PURPOSE OF THE PLAN.

         This 2006 Stock Option Plan (the  "Plan") is intended as an  incentive, to retain  in the  employ  of and as  directors,  consultants  and  advisors  to
GLOBALOPTIONS  GROUP,  INC.,  a  Nevada  corporation  (the  "Company")  and  any
Subsidiary  of the Company,  within the meaning of Section  424(f) of the United
States  Internal  Revenue  Code of 1986,  as amended  (the  "Code"),  persons of
training,   experience  and  ability,  to  attract  new  employees,   directors,
consultants  and advisors whose services are considered  valuable,  to encourage the sense of proprietorship and to stimulate the active interest of such persons in the development and financial success of the Company and its Subsidiaries.

         It is further  intended that certain  options  granted  pursuant to the
Plan shall constitute  incentive stock options within the meaning of Section 422 of the Code (the  "Incentive  Options")  while  certain  other  options  granted pursuant to the Plan shall be  nonqualified  stock  options  (the  "Nonqualified
Options").  Incentive Options and Nonqualified  Options are hereinafter referred to collectively as "Options."

         The Company  intends that the Plan meet the  requirements of Rule 16b-3
("Rule 16b-3") promulgated under the Securities Exchange Act of 1934, as amended
(the  "Exchange   Act")  and  that   transactions   of  the  type  specified  in
subparagraphs  (c) to (f)  inclusive of Rule 16b-3 by officers and  directors of the Company  pursuant to the Plan will be exempt from the  operation  of Section
16(b)  of the  Exchange  Act.  Further,  the Plan is  intended  to  satisfy  the performance-based  compensation exception to the limitation on the Company's tax deductions  imposed by Section  162(m) of the Code with respect to those Options for which qualification for such exception is intended. In all cases, the terms, provisions,  conditions  and  limitations  of the Plan  shall be  construed  and interpreted consistent with the Company's intent as stated in this Section 1.

2. ADMINISTRATION OF THE PLAN.

         The Plan  shall be  administered  by the  Compensation  Committee  (the
"Committee") of the Board of Directors of the Company (the "Board"), which shall consist of three or more  directors who are  "Non-Employee  Directors"  (as such term is defined in Rule 16b-3) and "Outside  Directors" (as such term is defined in  Section  162(m) of the Code)  serving  at the  pleasure  of the  Board.  The
Committee,  subject  to  Sections  3 and 5 hereof,  shall  have  full  power and authority  to  designate  recipients  of  Options,  to  determine  the terms and conditions of respective  Option agreements (which need not be identical) and to interpret  the  provisions  and supervise the  administration  of the Plan.  The
Committee  shall have the  authority,  without  limitation,  to designate  which
Options  granted  under the Plan shall be  Incentive  Options and which shall be

Nonqualified  Options. To the extent any Option does not qualify as an Incentive
Option, it shall constitute a separate Nonqualified Option.

         Subject to the  provisions of the Plan, the Committee  shall  interpret the Plan and all  Options  granted  under the Plan,  shall make such rules as it deems necessary for the proper  administration of the Plan, shall make all other determinations  necessary or advisable  for the  administration  of the Plan and shall correct any defects or supply any omission or reconcile any  inconsistency in the Plan or in any  Options  granted  under the Plan in the manner and to the extent that the Committee  deems  desirable to carry into effect the Plan or any
Options.  The act or  determination  of a majority of the Committee shall be the act or  determination  of the Committee and any decision  reduced to writing and signed by all of the members of the Committee  shall be fully effective as if it had been made by a majority at a meeting duly held. Subject to the provisions of the Plan, any action taken or  determination  made by the Committee  pursuant to this and the other Sections of the Plan shall be conclusive on all parties.

         In the event that for any reason the  Committee  is unable to act or if the  Committee at the time of any grant,  award or other  acquisition  under the
Plan of Options or Stock (as  hereinafter  defined)  does not  consist of two or more Non-Employee  Directors,  or if there shall be no such Committee,  then the
Plan shall be administered by the Board, and references  herein to the Committee
(except in the proviso to this sentence) shall be deemed to be references to the
Board,  and any such  grant,  award  or other  acquisition  may be  approved  or ratified in any other manner  contemplated  by  subparagraph  (d) of Rule 16b-3;
provided, however, that options granted to the Company's Chief Executive Officer or to any of the Company's other four most highly compensated  officers that are intended to qualify as  performance-based  compensation  under Section 162(m) of the Code may only be granted by the Committee.

3. DESIGNATION OF OPTIONEES.

         The persons  eligible for  participation  in the Plan as  recipients of
Options (the "Optionees")  shall include  employees,  officers and directors of, and consultants  and advisors to, the Company or any  Subsidiary;  provided that
Incentive  Options  may only be  granted to  employees  of the  Company  and the
Subsidiaries. In selecting Optionees, and in determining the number of shares to be covered by each Option  granted to Optionees,  the Committee may consider any factors it deems relevant,  including without limitation, the office or position held  by the  Optionee  or the  Optionee's  relationship  to  the  Company,  the
Optionee's  degree of  responsibility  for and  contribution  to the  growth and success of the  Company or any  Subsidiary,  the  Optionee's  length of service, promotions and potential.  An Optionee who has been granted an Option  hereunder may be  granted an  additional  Option or  Options,  if the  Committee  shall so determine.

4. STOCK RESERVED FOR THE PLAN.

         Subject to  adjustment  as  provided  in  Section 7 hereof,  a total of
8,500,000 shares of the Company's Common Stock,  $0.001 par value per share (the
"Stock"),  shall be subject to the Plan.  The maximum  number of shares of Stock that may be subject to options  granted under the Plan to any  individual in any calendar  year shall not exceed  2,000,000  (subject to  adjustment  pursuant to

Section 7 hereof) and the method of counting  such shares  shall  conform to any requirements  applicable to performance-based  compensation under Section 162(m)
of the Code.  The shares of Stock  subject to the Plan shall consist of unissued shares,  treasury  shares or previously  issued shares held by any Subsidiary of the Company,  and such amount of shares of Stock shall be and is hereby reserved for such  purpose.  Any of such shares of Stock that may remain  unsold and that are not  subject to  outstanding  Options at the  termination  of the Plan shall cease to be reserved for the purposes of the Plan, but until  termination of the
Plan the Company  shall at all times  reserve a  sufficient  number of shares of
Stock to meet the  requirements  of the Plan.  Should  any  Option  expire or be canceled  prior to its  exercise in full or should the number of shares of Stock to be  delivered  upon the  exercise  in full of an  Option be  reduced  for any reason, the shares of Stock theretofore subject to such Option may be subject to future Options under the Plan, except where such reissuance is inconsistent with the provisions of Section 162(m) of the Code.

5. TERMS AND CONDITIONS OF OPTIONS.

         Options  granted  under  the Plan  shall be  subject  to the  following
conditions  and  shall  contain  such  additional  terms  and  conditions,   not
inconsistent with the terms of the Plan, as the Committee shall deem desirable:

a. OPTION PRICE. The purchase price of each share of Stock  purchasable under an
Incentive  Option shall be determined by the Committee at the time of grant, but shall not be less than 100% of the Fair Market Value (as defined  below) of such share of Stock on the date the Option is granted;  provided,  however, that with respect to an Optionee who, at the time such Incentive  Option is granted,  owns
(within  the  meaning of Section  424(d) of the Code) more than 10% of the total combined  voting  power  of  all  classes  of  stock  of the  Company  or of any
Subsidiary,  the purchase price per share of Stock shall be at least 110% of the
Fair Market Value per share of Stock on the date of grant. The purchase price of each share of Stock  purchasable  under a Nonqualified  Option shall not be less than the Fair  Market  Value of such  share of Stock on the date the  Option  is granted;  provided,  however,  that if an option granted to the Company's  Chief
Executive Officer or to any of the Company's other four most highly  compensated officers is intended to qualify as performance-based  compensation under Section
162(m) of the Code,  the  exercise  price of such Option  shall not be less than
100% of the Fair Market  Value (as such term is defined  below) of such share of
Stock on the date the Option is  granted.  The  exercise  price for each  Option shall be subject to  adjustment  as  provided in Section 7 below.  "Fair  Market
Value"  means  the  closing  price of  publicly  traded  shares  of Stock on the principal securities exchange on which shares of Stock are listed (if the shares of Stock are so listed),  or on the NASDAQ  Stock Market (if the shares of Stock are  regularly  quoted  on the  NASDAQ  Stock  Market),  or, if not so listed or regularly quoted,  the mean between the closing bid and asked prices of publicly traded shares of Stock in the over-the-counter market, or, if such bid and asked prices  shall  not  be  available,  as  reported  by any  nationally  recognized quotation service selected by the Company,  or as determined by the Committee in a manner  consistent  with the provisions of the Code.  Anything in this Section
5(a) to the contrary notwithstanding,  in no event shall the purchase price of a share of Stock be less  than the  minimum  price  permitted  under the rules and policies of any  national  securities  exchange on which the shares of Stock are listed.

b. OPTION TERM. The term of each Option shall be fixed by the Committee,  but no
Option  shall be  exercisable  more than ten years after the date such Option is granted and in the case of an Incentive  Option  granted to an Optionee  who, at the time such Incentive  Option is granted,  owns (within the meaning of Section
424(d) of the Code)  more than 10% of the  total  combined  voting  power of all classes of stock of the Company or of any Subsidiary,  no such Incentive  Option shall be exercisable  more than five years after the date such Incentive  Option is granted.

c. EXERCISABILITY.  Subject to Section 5(j) hereof, Options shall be exercisable at such time or times and  subject  to such  terms  and  conditions  as shall be determined by the Committee at the time of grant.

                  Upon the  occurrence of a "Change in Control" (as  hereinafter defined),  the  Committee  may  accelerate  the  vesting and  exercisability  of outstanding  Options, in whole or in part, as determined by the Committee in its sole discretion. In its sole discretion,  the Committee may also determine that, upon the  occurrence  of a Change in  Control,  each  outstanding  Option  shall terminate  within a  specified  number  of days  after  notice  to the  Optionee thereunder,  and each such Optionee shall receive, with respect to each share of
Company Stock subject to such Option,  an amount equal to the excess of the Fair
Market Value of such shares immediately prior to such Change in Control over the exercise  price per share of such Option;  such amount shall be payable in cash, in one or more kinds of property (including the property, if any, payable in the transaction) or a combination  thereof,  as the Committee shall determine in its sole discretion.

                  For purposes of the Plan, a Change in Control  shall be deemed to have occurred if:

i. a tender offer (or series of related  offers)  shall be made and  consummated for the  ownership of 50% or more of the  outstanding  voting  securities of the
Company,  unless  as a  result  of  such  tender  offer  more  than  50%  of the outstanding voting securities of the surviving or resulting corporation shall be owned  in the  aggregate  by the  shareholders  of the  Company  (as of the time immediately prior to the commencement of such offer),  any employee benefit plan of the Company or its Subsidiaries, and their affiliates;

ii. the Company shall be merged or consolidated with another corporation, unless as a result of such  merger or  consolidation  more than 50% of the  outstanding voting  securities of the surviving or resulting  corporation  shall be owned in the  aggregate by the  shareholders  of the Company (as of the time  immediately prior to such  transaction),  any  employee  benefit  plan of the Company or its
Subsidiaries, and their affiliates;

iii.  the  Company  shall  sell  substantially  all of  its  assets  to  another corporation that is not wholly owned by the Company,  unless as a result of such sale  more  than 50% of such  assets  shall be  owned  in the  aggregate  by the shareholders  of  the  Company  (as  of  the  time  immediately  prior  to  such transaction),  any employee  benefit plan of the Company or its Subsidiaries and their affiliates; or

iv. a Person (as defined  below)  shall  acquire 50% or more of the  outstanding voting securities of the Company (whether directly, indirectly,  beneficially or of  record),  unless  as a  result  of such  acquisition  more  than  50% of the outstanding voting securities of the surviving or resulting corporation shall be owned  in the  aggregate  by the  shareholders  of the  Company  (as of the time immediately  prior to the first  acquisition of such securities by such Person), any  employee  benefit  plan  of the  Company  or its  Subsidiaries,  and  their affiliates.

                  For  purposes  of  this  Section  5(c),  ownership  of  voting securities shall take into account and shall include  ownership as determined by applying the provisions of Rule 13d-3(d)(I)(i) (as in effect on the date hereof)
under the Exchange Act. In addition, for such purposes,  "Person" shall have the meaning  given in Section  3(a)(9) of the Exchange  Act, as modified and used in
Sections  13(d) and 14(d) thereof;  however,  a Person shall not include (A) the
Company or any of its  Subsidiaries;  (B) a trustee or other  fiduciary  holding securities  under  an  employee  benefit  plan  of  the  Company  or  any of its
Subsidiaries;  (C) an underwriter  temporarily holding securities pursuant to an offering of such securities; or (D) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportion as their ownership of stock of the Company.

d. METHOD OF EXERCISE.  Options to the extent then  exercisable may be exercised in whole or in part at any time  during the  option  period,  by giving  written notice to the Company  specifying the number of shares of Stock to be purchased, accompanied  by payment in full of the purchase  price,  in cash, or by check or such other  instrument as may be acceptable to the  Committee.  As determined by the Committee, in its sole discretion,  at or after grant, payment in full or in part may be made at the  election of the Optionee (i) in the form of Stock owned by the Optionee  (based on the Fair Market Value of the Stock on the trading day before  the  Option is  exercised)  which is not the  subject  of any  pledge or security  interest,  (ii) in the form of shares of Stock withheld by the Company from the shares of Stock  otherwise to be received with such withheld  shares of
Stock having a Fair Market  Value on the date of exercise  equal to the exercise price of the Option,  or (iii) by a combination of the foregoing,  provided that the combined value of all cash and cash equivalents and the Fair Market Value of any shares  surrendered  to the Company is at least equal to such exercise price and except with  respect to (ii) above,  such method of payment will not cause a disqualifying  disposition  of  all or a  portion  of the  Stock  received  upon exercise of an Incentive  Option.  An Optionee shall have the right to dividends and other rights of a stockholder with respect to shares of Stock purchased upon exercise of an Option at such time as the Optionee has given  written  notice of exercise and has paid in full for such shares and has satisfied such  conditions that may be imposed by the Company with respect to the  withholding of taxes.

e.  NON-TRANSFERABILITY  OF  OPTIONS.  Options are not  transferable  and may be exercised  solely by the Optionee  during his lifetime or after his death by the person or persons  entitled  thereto  under his will or the laws of descent  and distribution.  The Committee, in its sole discretion, may permit a transfer of a
Nonqualified  Option to (i) a trust for the  benefit of the  Optionee  or (ii) a member of the Optionee's  immediate  family (or a trust for his or her benefit).
Any attempt to transfer,  assign,  pledge or otherwise dispose of, or to subject to  execution,  attachment  or  similar  process,  any  Option  contrary  to the provisions  hereof shall be void and  ineffective and shall give no right to the purported transferee.

f. TERMINATION BY DEATH.  Unless otherwise  determined by the Committee,  should any  Optionee's  employment  with or  service to the  Company or any  Subsidiary terminate by reason of death,  the Option may  thereafter be  exercised,  to the extent then  exercisable  (or on such  accelerated  basis as the Committee shall determine at or after grant),  by the legal  representative  of the estate or by the legatee of the Optionee under the will of the Optionee,  for a period of one year after the date of such death or until the  expiration of the stated term of such Option as provided under the Plan, whichever period is shorter.

g.  TERMINATION  BY REASON OF  DISABILITY.  Unless  otherwise  determined by the
Committee,  should any Optionee's  employment  with or service to the Company or any Subsidiary terminate by reason of total and permanent disability, any Option held  by such  Optionee  may  thereafter  be  exercised,  to the  extent  it was exercisable at the time of termination due to Disability (or on such accelerated basis  as the  Committee  shall  determine  at or after  grant),  but may not be exercised  after 30 days after the date of such  termination  of  employment  or service or the expiration of the stated term of such Option, whichever period is shorter;  provided,  however,  that,  if the  Optionee  dies  within such 30-day period,  any  unexercised  Option  held by such  Optionee  shall  thereafter  be exercisable to the extent to which it was exercisable at the time of death for a period of one year after the date of such  death or for the stated  term of such
Option, whichever period is shorter.

h.  TERMINATION  BY REASON OF  RETIREMENT.  Unless  otherwise  determined by the
Committee,  should any Optionee's  employment  with or service to the Company or any Subsidiary  terminate by reason of Normal or Early Retirement (as such terms are defined below), any Option held by such Optionee may thereafter be exercised to the  extent it was  exercisable  at the time of such  Retirement  (or on such accelerated  basis as the Committee shall determine at or after grant),  but may not be exercised after 30 days after the date of such  termination of employment or service or the expiration of the stated term of such Option, whichever period is shorter;  provided,  however,  that,  if the Optionee dies within such 30-day period,  any  unexercised  Option  held by such  Optionee  shall  thereafter  be exercisable, to the extent to which it was exercisable at the time of death, for a period of one year after the date of such death or for the stated term of such
Option, whichever period is shorter.

                  For purposes of this paragraph (h) "Normal  Retirement"  shall mean retirement from active  employment with the Company or any Subsidiary on or after  the  normal  retirement  date  specified  in the  applicable  Company  or
Subsidiary  pension  plan  or if no  such  pension  plan,  age  65,  and  "Early
Retirement" shall mean retirement from active employment with the Company or any
Subsidiary pursuant to the early retirement provisions of the applicable Company or Subsidiary pension plan or if no such pension plan, age 55.

i. OTHER TERMINATION.  Unless otherwise determined by the Committee,  should any
Optionee's employment with or service to the Company or any Subsidiary terminate for any reason other than death,  Disability or Normal or Early Retirement,  the
Option shall thereupon terminate, except that the portion of any Option that was exercisable  on the date of such  termination  of  employment  or service may be exercised for the lesser of 30 days after the date of termination or the balance of such Option's term if the  Optionee's  employment or service with the Company or any Subsidiary is terminated by the Company or such Subsidiary  without cause

(the  determination  as to whether  termination  was for cause to be made by the
Committee).  The  transfer of an  Optionee  from the employ of or service to the
Company to the employ of or service to a Subsidiary,  or vice versa, or from one
Subsidiary  to  another,  shall not be deemed to  constitute  a  termination  of employment or service for purposes of the Plan.

j.  LIMIT ON  VALUE OF  INCENTIVE  OPTION.  The  aggregate  Fair  Market  Value, determined  as of the date the Incentive  Option is granted,  of Stock for which
Incentive  Options are exercisable for the first time by any Optionee during any calendar year under the Plan (and/or any other stock option plans of the Company or any Subsidiary) shall not exceed $100,000.

k. INCENTIVE OPTION SHARES. A grant of an Incentive Option under this Plan shall provide that if the Optionee makes a disposition,  within the meaning of Section
424(c)  of the Code and  regulations  promulgated  thereunder,  of any  share or shares of Stock issued to him upon exercise of an Incentive Option granted under the Plan within the two-year period  commencing on the day after the date of the grant of such Incentive Option or within a one-year period commencing on the day after  the date of  transfer  of the  share or  shares  to him  pursuant  to the exercise  of  such  Incentive  Option,  he  shall,  within  10 days  after  such disposition, notify the Company thereof.

6. TERM OF PLAN.

         No Option  shall be granted  pursuant  to the Plan on or after June 11,
2015, but Options theretofore granted may extend beyond that date.

7. CAPITAL CHANGE OF THE COMPANY.

         In  the   event   of   any   merger,   reorganization,   consolidation,
recapitalization,  stock  dividend,  or  other  change  in  corporate  structure affecting  the Stock,  the  Committee  shall make an  appropriate  and equitable adjustment in the number and kind of shares reserved for issuance under the Plan and in the number  and option  price of shares  subject to  outstanding  Options granted  under  the Plan,  to the end that  after  such  event  each  Optionee's proportionate  interest shall be maintained as immediately before the occurrence of such event.  The Committee  shall,  to the extent  feasible,  make such other adjustments as may be required under the tax laws so that any Incentive  Options previously  granted shall not be deemed  modified  within the meaning of Section
424(h) of the Code.  Furthermore,  the adjustments described above shall be made in a manner consistent with Section 162(m) and Section 409A of the Code.

8. PURCHASE FOR INVESTMENT.

         Unless the Options and shares covered by the Plan have been  registered under the  Securities  Act of 1933, as amended (the  "Securities  Act"),  or the
Company  has  determined  that such  registration  is  unnecessary,  each person exercising  an Option  under the Plan may be  required  by the Company to give a representation  in writing that he is  acquiring  the shares for his own account for  investment  and not with a view to,  or for sale in  connection  with,  the distribution of any part thereof.

9. TAXES.

         The  Company  may make  such  provisions  as it may  deem  appropriate, consistent with applicable law, in connection with any Options granted under the
Plan  with  respect  to  the  withholding  of any  taxes  (including  income  or employment taxes) or any other tax matters.

10.      PUBLIC OFFERING.

         As a condition of  Participation  in this Plan,  each Optionee shall be obligated to cooperate with the Company and the  underwriters in connection with any public  offering of the Company's  securities and any transaction s relating to a  public  offering,  and  shall  execute  and  deliver  any  agreements  and documents,  including  without  limitation,  a  lock-up  agreement,  that may be requested by the Company or the underwriters.  The Optionees'  obligations under this Section 10 shall apply to any Stock issued under the Plan as well as to any and all other  securities of the Company or its successor for which Stock may be exchanged or into which Stock may be converted.

11. EFFECTIVE DATE OF PLAN.

         The Plan shall be effective on June 12, 2006.

12. AMENDMENT AND TERMINATION.

         The Board may amend,  suspend,  or terminate  the Plan,  except that no amendment  shall be made that would impair the rights of any Optionee  under any
Option theretofore  granted without the Optionee's  consent,  and except that no amendment shall be made which,  without the approval of the  stockholders of the
Company, would:

a.  materially  increase the number of shares that may be issued under the Plan, except as is provided in Section 7;

b. materially increase the benefits accruing to the Optionees under the Plan;

c. materially modify the requirements as to eligibility for participation in the
Plan;

d. decrease the exercise  price of an Incentive  Option to less than 100% of the
Fair  Market  Value  per  share of Stock  on the  date of grant  thereof  or the exercise  price of a  Nonqualified  Option to less than 100% of the Fair  Market
Value per share of Stock on the date of grant thereof; or

e. extend the term of any Option beyond that provided for in Section 5(b).

                  The  Committee  may amend the terms of any Option  theretofore granted, prospectively or retroactively,  but no such amendment shall impair the rights of any Optionee  without the Optionee's  consent.  The Committee may also substitute new Options for previously granted Options, including options granted under other plans  applicable to the participant and previously  granted Options having  higher  option  prices,  upon  such  terms  as the  Committee  may  deem appropriate.

                  It is the intention of the Board that the Plan comply strictly with the  provisions  of Section 409A of the Code and Treasury  Regulations  and
other Internal  Revenue Service  guidance  promulgated  thereunder (the "Section
409A Rules) and the Committee shall exercise its discretion in granting  Options hereunder (and the terms of such Option grants),  accordingly.  The Plan and any grant of an Option  hereunder  may be amended  from time to time without (in the case of an Option  grant the consent of the  Optionee)  as may be  necessary  or appropriate to comply with the Section 409A Rules.

13. GOVERNMENT REGULATIONS.

         The Plan,  and the grant and  exercise  of Options  hereunder,  and the obligation of the Company to sell and deliver  shares under such Options,  shall be subject to all applicable laws, rules and regulations,  and to such approvals by any  governmental  agencies,  national  securities  exchanges and interdealer quotation systems as may be required.

14. GENERAL PROVISIONS.

a.  CERTIFICATES.  All certificates for shares of Stock delivered under the Plan shall be subject to such stop  transfer  orders  and other  restrictions  as the
Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, or other securities commission having jurisdiction, any applicable Federal or state securities law, any stock exchange or  interdealer  quotation  system upon which the Stock is then listed or traded and the  Committee  may  cause a legend  or  legends  to be  placed  on any such certificates to make appropriate reference to such restrictions.

b.  EMPLOYMENT  MATTERS.  The  adoption  of the Plan shall not  confer  upon any
Optionee of the Company or any Subsidiary any right to continued  employment or, in the case of an Optionee who is a director,  continued  service as a director, with the Company or a Subsidiary,  as the case may be, nor shall it interfere in any way with  the  right of the  Company  or any  Subsidiary  to  terminate  the employment of any of its  employees,  the service of any of its directors or the retention of any of its consultants or advisors at any time.

c.  LIMITATION OF  LIABILITY.  No member of the Board or the  Committee,  or any officer  or  employee  of the  Company  acting  on  behalf  of the  Board or the
Committee,  shall  be  personally  liable  for  any  action,   determination  or
interpretation  taken or made in good  faith with  respect to the Plan,  and all members of the Board or the  Committee  and each and any  officer or employee of the Company  acting on their behalf  shall,  to the extent  permitted by law, be fully  indemnified  and  protected by the Company in respect of any such action, determination or interpretation.

                  d. REGISTRATION OF STOCK.  Notwithstanding any other provision in the Plan, no Option may be exercised  unless and until the Stock to be issued upon the  exercise  thereof has been  registered  under the  Securities  Act and applicable  state  securities  laws,  or are,  in the  opinion of counsel to the
Company,  exempt from such registration in the United States.  The Company shall not be under any  obligation  to  register  under  applicable  federal  or state securities  laws any Stock to be issued upon the  exercise of an Option  granted hereunder in order to permit the exercise of an Option and the issuance and sale of the Stock  subject  to such  Option,  although  the  Company  may in its sole discretion  register such Stock at such time as the Company shall determine.  If the Company  chooses to comply with such an  exemption  from  registration,  the
Stock issued  under the Plan may, at the  direction  of the  Committee,  bear an appropriate  restrictive  legend restricting the transfer or pledge of the Stock represented  thereby,  and the Committee may also give appropriate stop transfer instructions with respect to such Stock to the Company's transfer agent.

                                                     GLOBALOPTIONS GROUP, INC.

                                  June 12, 2006